UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 26, 2007

LSI LOGIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-10317	94-2712976

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1621 Barber Lane
Milpitas, California 95035
(Address of principal executive offices, including zip code)
(408) 433-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 26, 2007, Agere Systems Inc. (“Agere”) issued a press release updating its revenue outlook for the second quarter of its fiscal year 2007. Agere announced that it expects revenues in the second quarter ending March, 2007 to be approximately 12 percent lower than the $372 million reported in the quarter ended December, 2006. In addition, Agere announced that it expects GAAP earnings per share to increase substantially versus the December, 2006 quarter, reflecting the sale of its facility in Orlando, Florida and continued strong expense control.
     LSI Logic Corporation (“LSI”), Atlas Acquisition Corp. and Agere are parties to an Agreement and Plan of Merger, dated as of December 3, 2006, pursuant to which Atlas Acquisition Corp., a wholly-owned subsidiary of LSI, will merge with and into Agere.
Cautionary Statement Regarding Forward-Looking Statements
This document contains forward-looking statements based on information currently available to Agere. Agere’s actual results could differ materially from the results stated or implied by those forward-looking statements due to a number of risks and uncertainties. The forward-looking statements contained in this document include statements about future financial and operating results. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. These risks and uncertainties include, but are not limited to, Agere’s reliance on major customers and suppliers, its ability to keep pace with technological change, its dependence on new product development, price and product competition, availability of manufacturing capacity, customer demand for Agere’s products and services, and general industry and market conditions. For a further discussion of these and other risks and uncertainties, see Agere’s annual report on Form 10-K for the fiscal year ended September 30, 2006. Each of LSI and Agere disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication may be deemed to be solicitation material in respect of the proposed transaction between Agere and LSI. In connection with the proposed transaction, LSI has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which includes a definitive proxy statement/prospectus, dated February 5, 2007 (the “Joint Proxy Statement/Prospectus”), and related materials to register the shares of LSI common stock to be issued in the merger. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT LSI, AGERE, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY. Investors and security holders may obtain free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other documents filed with the SEC by LSI and Agere through the website maintained by the SEC at http://www.sec.gov. In addition, free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other documents may be obtained on the Agere website at http://www.agere.com and on the LSI website at http://www.lsi.com. The Registration Statement, the Joint Proxy Statement/Prospectus and other relevant documents may also be obtained free of charge from Agere by directing such request to Investor Relations, Agere Systems Inc., 1110 American Parkway N.E., Allentown Pennsylvania 18109 and from LSI by directing such request to Investor Relations, LSI Logic Corporation, 1621 Barber Lane, Milpitas, California 95035. The contents of the websites referenced above are not deemed to be incorporated by reference into the Registration Statement or the Joint Proxy Statement/Prospectus. Agere, LSI and their respective officers, directors and employees may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding the interests of these officers, directors and employees in the proposed transaction will be included in the Joint Proxy Statement/Prospectus.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2007		LSI LOGIC CORPORATION, a Delaware corporation
	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Vice President, General Counsel & Corporate Secretary